Note 5 - Other Operating Income and Expenses	12 Months Ended
Dec. 31, 2017
Statement Line Items [Line Items]
Disclosure of other operating income (expense) [text block]
5	Other operating income and expenses

	Year ended December 31,
(all amounts in thousands of U.S. dollars)	2017	2016	2015

Other operating income
Net income from other sales	4,395	16,275	7,480
Net rents	4,325	4,852	6,462
Other	1,796	-	661
	10,516	21,127	14,603

Other operating expenses
Contributions to welfare projects and non-profits organizations	9,158	9,534	9,052
Provisions for legal claims and contingencies	-	10	1
Loss on fixed assets and material supplies disposed / scrapped	118	57	94
Impairment charge	-	-	400,314
Allowance for doubtful receivables	84	432	1,114
Other	-	1,378	-
	9,360	11,411	410,575
From discontinued operations	(1)	(248)	(1)
	9,359	11,163	410,574
Impairment charge

Tenaris regularly conducts assessments of the carrying values of its assets. The value-in-use was used to determine the recoverable value. Value-in-use is calculated by discounting the estimated cash flows over a five
-year period based on forecasts approved by management. For the subsequent years beyond the five
-year period, a terminal value is calculated based on perpetuity considering a nominal growth rate of
2%.

Tenaris’s main source of revenue is the sale of products and services to the oil and gas industry and the level of such sales is sensitive to international oil and gas prices and their impact on drilling activities.

For purposes of assessing key assumptions, Tenaris uses external sources of information and management judgment based on past experience.

The main key assumptions used in estimating the value in use are discount rate, growth rate and competitive and economic factors applied to determine Tenaris’s cash flow projections, such as oil and gas prices, average number of active oil and gas drilling rigs (rig count), capital expenditure programs for Tenaris’s customers, and raw material costs.

Management has determined the value of each of the key assumptions as follows:

- Discount rate: based on the applicable weighted average cost of capital (WACC), which is considered to be a good indicator of capital cost, taking into account the industry, country and size of the business. For each CGU where assets are allocated, a specific WACC was determined taking into account the industry, country and size of the business. In
2017,
the main discount rates used were in a range between
9.4%
and
11.2%.

- Growth rate: considers the long-term average growth rate for the oil and gas industry, the higher demand to offset depletion of existing fields and the Company’s expected market penetration.

- Oil and gas prices and customer’s capital expenditures: based on industry analysts’ reports and management’s expectations of market development respectively.

- Rig count: based on information published by Baker Hughes and management’s expectations.

- Raw material costs: based on industry analysts’ reports and management’s expectations.

The main factors that could result in additional impairment charges in future periods would be an increase in the discount rate or a decrease in growth rate used in the Company’s cash flow projections, a further deterioration of the business, competitive and economic factors, such as a decrease in oil and gas prices and the evolution of the rig count.

As of
December 31, 2017,
for those CGUs carrying goodwill, a reasonably possible change in key assumptions would not
cause the carrying amount to exceed recoverable amount.

In
2015,
as a result of the deterioration of business conditions, the Company recorded impairment charges on its welded pipe assets of
$400.3
million.
No
impairment charge was recorded in
2016
or
2017.